UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                   Regulation FD

On July 24, 2017, Antero Resources Corporation (the “Company”) extended its offer to exchange (the “Exchange Offer”) up to $600,000,000 aggregate principal amount of its outstanding unregistered 5.0% Senior Notes due 2025 (the “Old Notes”) for up to $600,000,000 aggregate principal amount of its 5.0% Senior Notes due 2025, which have been registered under the Securities Act of 1933, as amended.  All other terms of the Exchange Offer, as described in the prospectus dated June 23, 2017, remain unchanged.

The Exchange Offer will now expire at 11:59 p.m., New York City Time, on July 26, 2017, unless further extended by the Company.  The Exchange Offer was scheduled to expire at 11:59 p.m., New York City Time, on July 21, 2017.  The Company has been advised by its exchange agent that, as of 11:59 p.m., New York City Time, on July 21, 2017, $591,124,000.00 in aggregate principal amount of Old Notes, representing approximately 98.521% of the outstanding aggregate principal amount of the Old Notes, had been tendered and not validly withdrawn.  The Exchange Offer is being extended to provide holders of the Old Notes who have not yet tendered their notes for exchange additional time to do so.

This Current Report on Form 8-K is for informational purposes only, and is not an offer to buy or sell or the solicitation of an offer to buy or sell any of the securities described herein, nor shall there be any offer, solicitation or sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.  A registration statement on Form S-4 relating to the Exchange Offer was declared effective by the Securities and Exchange Commission on June 22, 2017.  The Exchange Offer was made only pursuant to the Exchange Offer documents that were distributed to holders of the Old Notes, including the prospectus dated June 23, 2017, and the related letter of transmittal.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: July 24, 2017